                                                                EXHIBIT A


                              SUN HEALTHCARE GROUP, INC.

                           PRO FORMA FINANCIAL INFORMATION

     The Unaudited Pro Forma Condensed Consolidated Balance Sheet of Sun Healthcare Group, Inc. ("Sun") as of March 31, 1995 is presented by adjusting the historical balance sheet of Sun to reflect the acquisition of a 15% interest in Ashbourne PLC ("Ashbourne") in May 1995, and the acquisition of Golden Care, Inc. ("Golden Care") in May 1995, as if such transactions occurred on March 31, 1995.

     The Unaudited Pro Forma Consolidated Statements of Income of Sun for the year ended December 31, 1994 and the three months ended March 31, 1995 are presented by combining with the adjustments described in the accompanying notes, (i) the historical results of operations of Sun for the year ended December 31, 1994 and the three months ended March 31, 1995, (ii) the results of operations of The Mediplex Group, Inc. ("Mediplex") for the period prior to the Mediplex Merger (January 1, 1994 to June 23, 1994), including the effects of the offering of the 6% Convertible Debentures due 2004 (the "6% Debenture Offering") used to fund a portion of the cash consideration paid in the Mediplex Merger, (iii) the results of operations of Exceler Health Care Group PLC ("Exceler") and Golden Care and pro forma interest expense to fund the acquisition of a 15% interest in Ashbourne (collectively, the "Insignificant Acquisitions") for the period prior to Sun's consolidation of Exceler (January 1, 1994 to September 1, 1994) for Exceler and the year ended December 31, 1994 and three months ended March 31, 1995 for Golden Care and Ashbourne, and (iv) the impact of the tender offer completed in January 1995 resulting in the repurchase by Mediplex of $78,698,000 or 11 3/4% Senior Subordinated Notes due 2002 (the "11 3/4% Notes") (the "Tender Offer") and conversion of $39,449,000 of the 6 1/2% Convertible Debentures due 2003 (the "6 1/2% Convertible Debentures") (before extraordinary items and excluding the pro forma impact of the debt conversion fee for the year ended December 31, 1994), as if the Mediplex Merger, Insignificant Acquisitions, 6% Debenture Offering, Tender Offer and conversion of the 6 1/2% Convertible Debentures had been consummated on January 1, 1994.

     The Unaudited Pro Forma Condensed Consolidated Financial Statements do not necessarily reflect the financial position or results of operation of Sun that would have actually resulted had the transactions described above occurred as of March 31, 1995 or January 1, 1994, respectively, or the future financial position or results of operations of Sun. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the accompanying notes and with the Financial Statements of Sun and Mediplex included in the Annual Reports on Form 10-K of Sun and Mediplex for the year ended December 31, 1994 and Quarterly Reports on Form 10-Q of Sun and Mediplex for the three months ended March 31, 1995.

                   SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AT MARCH 31, 1995
                                 (IN THOUSANDS)

                                                                                    ASHBOURNE
                                                                GOLDEN CARE        ACQUISITION
                                                     SUN       ACQUISITION(1)     ADJUSTMENT(2)      PRO FORMA
                                                 -----------  ---------------    ---------------   -------------
Current assets:
  Cash and cash equivalents . . . . . . . . . . $   19,681        $   __             $    __         $   19,681
  Restricted cash . . . . . . . . . . . . . . .      1,792            __                  __              1,792
  Receivables, net. . . . . . . . . . . . . . .    215,350         3,377                  __            218,727
  Other current assets. . . . . . . . . . . . .     42,130           274                  __             42,404
                                                    ------         -----              ------          ---------
    Total current assets. . . . . . . . . . . .    278,953         3,651                  __            282,604

Property and equipment, net . . . . . . . . . .    241,799         2,292                  __            244,091
Restricted Cash . . . . . . . . . . . . . . . .     14,787            __                  __             14,787
Assets held for sale. . . . . . . . . . . . . .     19,035            __                  __             19,035
Notes receivable. . . . . . . . . . . . . . . .         __            __                  __                 __
Goodwill, net . . . . . . . . . . . . . . . . .    467,853            __                  __            467,853
Other assets, net . . . . . . . . . . . . . . .     16,433            44              19,400             35,877
Deferred tax asset. . . . . . . . . . . . . . .     46,044            __                  __             46,044
                                                 ---------         -----              ------          ---------
    Total assets. . . . . . . . . . . . . . . . $1,084,904        $5,987             $19,400         $1,110,291
                                                 ---------         -----              ------          ---------
                                                 ---------         -----              ------          ---------
Current liabilities:
  Current portion of long-term debt . . . . . . $   14,042        $  241             $    __         $   14,283
  Other current liabilities . . . . . . . . . .     72,568           696                  __             73,264
                                                 ---------         -----              ------          ---------
    Total current liabilities . . . . . . . . .     86,610           937                  __             87,547

Long-term debt, net of current portion. . . . .    373,053           755              19,400            393,208
Other long-term liabilities . . . . . . . . . .     28,904            __                  __             28,904
                                                 ---------         -----              ------          ---------
    Total liabilities . . . . . . . . . . . . .    488,567         1,692              19,400            509,659

Minority interest . . . . . . . . . . . . . . .      2,569            __                  __              2,569

Stockholders' equity. . . . . . . . . . . . . .    593,768         4,295                  __            598,063
                                                 ---------         -----              ------          ---------

    Total liabilities and stockholders' equity. $1,084,904        $5,987             $19,400         $1,110,291
                                                 ---------         -----              ------          ---------
                                                 ---------         -----              ------          ---------

______________________

(1) The Golden Care acquisition has been accounted for under the pooling-of-interests method of accounting. Accordingly, no pro forma adjustments have been reflected in the Unaudited Pro Forma Condensed Consolidated Balance Sheet.

(2) In May 1995, Sun acquired a 15% interest in Ashbourne for $19,400,000 funded by additional borrowings under the NationsBank Credit Facility.

                  SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     For the Year Ended December 31, 1994
                   (in thousands, except per share amounts)

                                                                          Mediplex
                                                                        and Related
                                                                         Debenture
                                                                          Offering     Insignificant       Debt
                                                        Insignificant     Pro Forma      Aquisitions    Transactions
                                      Sun     Mediplex   Acquisitions  Adjustments(1)  Adjustments(2)  Adjustments(3)   Pro Forma
                                   --------- ---------- -------------  --------------  --------------  --------------  -----------

Total net revenues. . . . . . . .  $ 603,337 $ 221,640  $    25,866    $   (5,279)(a)  $        --     $        --     $ 802,349
                                                                              347 (b)
                                                                          (40,004)(c)
                                                                           (3,558)(i)
                                   --------- ---------    ---------      ---------       ---------       ---------     ---------
Costs and expenses:
  Operating . . . . . . . . . . .    496,554   187,984       14,410        (2,569)(a)           --              --       658,626
                                                                             (205)(a)
                                                                            2,546 (b)
                                                                          (36,471)(c)
                                                                              (65)(d)
                                                                           (3,558)(i)
  Corporate general and
    administrative. . . . . . . .     28,225     6,940        3,698        (1,226)(a)           --              --        35,137
                                                                           (2,500)(e)
  Provision for losses on
    patient care receivables. . .      3,324     4,898          522        (2,736)(c)           --                         6,008
  Interest, net . . . . . . . . .     10,584     4,040        1,358          (268)(a)          329 (a)      (4,731)(a)    10,407
                                                                           (1,353)(b)        1,310 (c)      (1,185)(b)
                                                                             (257)(c)
                                                                              341 (d)
                                                                              188 (d)
                                                                             (828)(f)
                                                                              833 (i)
                                                                               46 (k)
  Conversion expense. . . . . . .      2,275        --           --            --               --                         2,275
  Depreciation and amortization .     11,420     4,593          178          (424)(a)           68 (b)                    18,328
                                                                             (505)(b)
                                                                             (509)(c)
                                                                              125 (d)
                                                                            5,330 (g)
                                                                           (1,948)(h)
                                   --------- ---------    ---------      ---------        ---------       ---------     ---------
  Total costs and expenses. . . .    552,382   208,455       20,166       (46,013)           1,707          (5,916)      730,781
                                   --------- ---------    ---------      ---------        ---------       ---------     ---------
  Earnings before income taxes. .     50,955    13,185        5,700        (2,481)          (1,707)          5,916        71,568
Income taxes. . . . . . . . . . .     22,559     3,645          431           926 (l)        1,035 (d)       2,426 (c)    31,022
                                   --------- ---------    ---------      ---------        ---------       ---------     ---------
  Earnings before extraordinary
    item. . . . . . . . . . . . .  $  28,396 $   9,540    $   5,269      $ (3,407)       $  (2,742)      $   3,490     $  40,546
                                   --------- ---------    ---------      ---------        ---------       ---------     ---------
                                   --------- ---------    ---------      ---------        ---------       ---------     ---------
Earnings per share before
  extraordinary item:
  Primary . . . . . . . . . . . .      $1.19                                                                               $0.99(4)
                                        ----                                                                                ----
                                        ----                                                                                ----
  Fully diluted . . . . . . . . .      $1.10                                                                               $0.96(4)
                                        ----                                                                                ----
                                        ----                                                                                ----
Weighted average number of shares:
  Primary . . . . . . . . . . . .     23,849                                                                              40,951(4)
  Fully diluted . . . . . . . . .     28,703                                                                              46,093(4)


                                                       (NOTES ON FOLLOWING PAGE)

                 SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                 For the Three Months Ended March 31, 1995
                  (in thousands, except per share amounts)

                                                               Insignificant       Debt
                                                                Acquisition    Transactions        Pro Forma
                                        Sun      Golden Care   Adjustments(2)   Adjustments(3)
                                     --------    -----------   --------------   ---------------    ---------
Total net revenues ................  $233,693      $3,131         $   --          $   --            $236,824
                                     --------      ------         ------          ------            --------
Costs and expenses:
  Operating .......................   190,575       1,897             --              --             192,472
  Corporate general and
   administrative .................    11,176         218             --              --              11,394
  Provision for losses on patient
   care receivables ..............        913         300             --              --               1,213
  Interest, net ..................      3,762           9             53(a)         (600)(a)           3,530
                                                                     437(c)         (131)(b)
  Conversion expense .............      3,256          --             --              --               3,256
  Depreciation and
  amortization ...................      6,330          --             17(b)           --               6,347
                                     --------      ------         ------          ------            --------
Total costs and expenses .........    216,012       2,424            507            (731)            218,212
                                     --------      ------         ------          ------            --------
  Earnings before income taxes
   and extraordinary
   item ..........................     17,681         707           (507)            731              18,612
Income taxes .....................      8,587          --             70 (d)         300 (c)           8,957
                                     --------      ------         ------          ------            --------
  Earnings before extraordinary
   item ..........................   $  9,094      $  707         $ (577)         $  431            $  9,655
                                     --------      ------         ------          ------            --------
                                     --------      ------         ------          ------            --------

Earnings per share before
extraordinary item:
  Primary ........................      $0.23                                                          $0.23 (4)
                                        -----                                                          -----
                                        -----                                                          -----
  Fully diluted ..................      $0.22                                                          $0.22 (4)
                                        -----                                                          -----
                                        -----                                                          -----

Weighted average number of
  shares:
  Primary ........................     39,536                                                         41,877 (4)
  Fully diluted ..................     44,521                                                         46,862 (4)


                                                      (NOTES ON FOLLOWING PAGE)

                            SUN HEALTHCARE GROUP, INC.
                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                              STATEMENT OF INCOME


(1) The Mediplex and Related Debenture Offering Pro Forma Adjustments consist of the following:

     (a) Pursuant to the sale of certain assets of Mediplex to Abraham Gosman in connection with the Mediplex Merger (the "Asset Sale"), the operations related to the net assets sold have been eliminated as follows:

                                                          PERIOD FROM JANUARY 1
                                                             TO JUNE 23, 1994
                                                          ---------------------

          Decrease in revenues. . . . . . . . . . . . . .       $5,279,000
                                                                ----------
          Decrease in cost and expenses:
            Operating . . . . . . . . . . . . . . . . . .        2,569,000
            Rent. . . . . . . . . . . . . . . . . . . . .          205,000
            Corporate general and administrative. . . . .        1,226,000
            Interest. . . . . . . . . . . . . . . . . . .          268,000
            Depreciation and amortization . . . . . . . .          424,000
                                                                ----------
              Total decrease in cost and expenses . . . .        4,692,000
                                                                ----------
              Decrease in earnings before income taxes. .       $  587,000
                                                                ----------

          (b) Sun renegotiated certain facility lease obligations to and mortgage interest rates with Meditrust pursuant to a restructuring agreement between Meditrust and Sun (the "Meditrust Restructuring") to provide fixed annual increases in rent and interest payments and extended base lease terms for which Sun recorded a deferred liability of approximately $4,974,000 related to unfavorable lease rates. In addition, Meditrust granted Mediplex a one-time rent concession for certain facilities, for which Mediplex recognized a reduction in rent expense. In the Meditrust Restructuring, these facilities were not granted these same incentives and therefore these pro forma adjustments remove the effect of these incentives. Sun also entered into sale-leaseback transactions with Meditrust on certain properties and refinanced another property through a mortgage. This impacted earnings before income taxes as follows:


                                                         PERIOD FROM JANUARY 1 TO JUNE 23, 1994
                                                         --------------------------------------
                                                    MEDITRUST         SALE-LEASEBACK
                                                  RESTRUCTURING         TRANSACTIONS          TOTAL
                                                  -------------       ---------------         -----
Increase in revenues. . . . . . . . . . . . .       $       --          $   347,000         $  347,000
                                                    -----------         ------------        -----------
Cost and expenses:
  Rent expense. . . . . . . . . . . . . . . .           97,000            2,449,000          2,546,000
  Interest, net . . . . . . . . . . . . . . .               --           (1,353,000)        (1,353,000)
  Depreciation and amortization expense . . .               --             (505,000)          (505,000)
                                                    -----------         ------------        -----------
    Total cost and expenses . . . . . . . . .           97,000              591,000            688,000
                                                    -----------         ------------        -----------
      Decrease in earnings before
        income taxes. . . . . . . . . . . . .       $  (97,000)          $ (244,000)        $ (341,000)
                                                    -----------         ------------        -----------
                                                    -----------         ------------        -----------


          (c) In connection with the Mediplex Merger, Sun will dispose of the Assets Held For Sale. The related operations have been eliminated as follows:

                                              PERIOD FROM JANUARY 1
                                                 TO JUNE 23, 1994
                                              ---------------------
          Decrease in revenues . . . . . . .        $40,004,000
                                                    -----------
          Cost and expenses:
            Operating expenses . . . . . . .         36,471,000
            Provision for losses on patient
              care receivables . . . . . . .          2,736,000
            Interest, net. . . . . . . . . .            257,000
            Depreciation and amortization
              expenses . . . . . . . . . . .            509,000
                                                    -----------
              Total cost and expenses. . . .         39,973,000
                                                    -----------
            Earnings before income taxes . .        $    31,000
                                                    -----------
                                                    -----------

                                A-5        (NOTES CONTINUED ON FOLLOWING PAGE)

(NOTES CONTINUED FROM PREVIOUS PAGE)

          (d) In connection with the purchase of a certain facility from Mediplex Construction of Florida, Inc. ("Construction"), Sun assumed two existing mortgages with an interest expense of approximately $341,000 for the period from January 1, 1994 to June 23, 1994, would have incurred depreciation expense of $125,000 for the period from January 1, 1994 to June 23, 1994 and will not incur prior rent expense of $65,000, which was paid during the period from January 1, 1994 to June 23, 1994. In addition, interest income of $188,000 during the period from January 1, 1994 to June 23, 1994 related to the note receivable from Construction that has been forgiven, is eliminated.

          (e) As a result of the Mediplex Merger, the corporate offices of Mediplex were closed and duplicate corporate administrative and general expenses totaling approximately $2,500,000 for the period from January 1, 1994 to June 23, 1994 were eliminated. Such duplicate corporate administrative and general expenses consist primarily of Mediplex payroll and benefits for the former senior executives not continuing with the merged company and duplicate administrative, accounting, information systems and marketing operations that were eliminated.

          (f) The 11 3/4% Notes and the 6 1/2% Convertible Debentures acquired in the Mediplex Merger are recorded at fair market value in connection with purchase accounting. This resulted in a premium of $21,050,000. Amortization of this premium resulted in a decrease in interest expense of approximately $828,000 for the period from January 1, 1994 to June 23, 1994.

          (g) The excess purchase price over the fair value of the assets acquired is $426,542,000. This excess purchase price will be amortized over 40 years resulting in additional amortization of $5,330,000 for the period from January 1, 1994 to June 23, 1994.

          (h) As a result of the Mediplex Merger, land, buildings and equipment and intangible assets were revalued at fair market value. Accordingly, depreciation and amortization of $1,948,000 for the period from January 1, 1994 to June 23, 1994, related to these revalued assets has been eliminated.

          (i) Reflects amounts eliminated for rehabilitation therapy and institutional pharmacy services provided by Sun to Mediplex prior to the Mediplex Merger.

          (j) Represents pro forma interest expense on the 6% Convertible Debentures at a rate of 6% per annum, an aggregate of $833,000 for the period prior to issuance on March 1, 1994.

          (k) Represents pro forma amortization of deferred financing costs of $2,750,000 based upon the 10-year term of the 6% Convertible Debentures, an aggregate of $46,000 for the period prior to issuance on March 1, 1994.

          (l) The effective pro forma tax rate for the year ended December 31, 1994 is the Sun combined Federal and state tax rates.

     (2) The Insignificant Acquisitions Adjustments consist of the following:

          (a) Represents pro forma interest on borrowings to fund the acquisition of the remaining 32% minority interest in Exceler.

          (b) Represents the pro forma increase in goodwill amortization related to the acquisition of the remaining 32% minority interest in Exceler.

          (c) Represents the pro forma interest on borrowings to fund the acquisition of a 15% interest in Ashbourne.

          (d) The effective pro forma tax rate for the year ended December 31, 1994 and the three months ended March 31, 1995 is the Sun combined Federal and state tax rates plus pro forma income taxes estimated at 40% for the Golden Care operation, which was not subject to income taxes as an S corporation.

     (3) The Debt Transactions Adjustments consist of the following:

          (a) Represents the pro forma reduction of interest expense of $4,731,000 (net of the impact of capitalized interest and the amortization of premium recorded in connection with the Mediplex Merger purchase accounting) for the year ended December 31, 1994 and $600,000 for the three months ended March 31, 1995 pursuant to the purchase of $78,698,000 of the 11 3/4% Notes in the Tender Offer in January, 1995 as if the transactions had occurred on January 1, 1994.

          (b) Represents the pro forma reduction of interest expense of $1,185,000 for the year ended December 31, 1994 and $131,000 for the three months ended March 31, 1995, net of (i) interest expense on additional borrowings to fund the conversion and (ii) the impact of reduced amortization of premium recorded in connection with the Mediplex Merger purchase accounting, pursuant to the conversion of $39,449,000 of 6 1/2% Convertible Debentures in January 1995 as if the transaction had occurred on January 1, 1994. In connection with the conversion, an inducement fee of $3,256,000 was recorded in the three months ended March 31, 1995. Such fee was not included in the pro forma adjustments for the year ended December 31, 1994 and


                         A-6        (NOTES CONTINUED ON FOLLOWING PAGE)

(NOTES CONTINUED FROM THE PREVIOUS PAGE)

           represents $.08 and $.07 per share on a primary and fully diluted basis, respectively, in the pro forma statement of income for the three months ended March 31, 1995.

     (c) The effective pro forma tax rate for the year ended December 31, 1994 and the three months ended March 31, 1995 is the Sun combined Federal and state tax rates.

(4)  The Pro Forma Net Earnings Per Share Data is calculated as follows:

                  Applicable Earnings - Assuming Full Dilution

                                                   Year Ended     Three Months
                                                  December 31,   Ended March 31,
                                                      1994            1995
                                                  ------------   --------------
Earnings before extraordinary item . . . . . . . . $40,546,000     $9,655,000
Interest expense on 6 1/2% Convertible
Debentures and 6% Convertible Debentures, net
of premium amortization, interest to fund the
$11.00 Mediplex Merger Consideration upon
conversion of the 6 1/2% Convertible Debentures
and related income taxes . . . . . . . . . . . . .   3,813,000         799,000
                                                  ------------   --------------
Earnings used for computation of fully diluted
earning per share before extraordinary item  . . . $44,359,000    $10,454,000
                                                  ------------   --------------
                                                  ------------   --------------

                             Applicable Common Shares

                                                     Year Ended December 31, 1994
                                           ----------------------------------------------
                                             Weighted Average        Weighted Average
                                           Number of Shares for    Number of Shares for
                                           Primary Earnings Per    Fully Diluted Earnings
                                                  Share(a)             Per Share(a)(b)
                                           --------------------    ----------------------
Actual Sun shares outstanding at
December 31, 1993 . . . . . . . . . . . .       13,751,000               13,751,000
1994 activity:
Shares issued in Mediplex Merger. . . . .       11,250,000               11,250,000
Incremental shares issuable in
respect of Sun & Mediplex stock option
plans . . . . . . . . . . . . . . . . . .          963,000                1,228,000
Weighted average shares issued upon
exercise of options . . . . . . . . . . .          412,000                  412,000
Weighted average number shares issued
upon conversion of 6 1/2% Convertible
Debentures  . . . . . . . . . . . . . . .        2,397,000                2,397,000
Conversion of 6 1/2% Convertible
Debentures (incremental shares) . . . . .               --                1,063,000
Conversion of 6% Convertible
Debentures (incremental shares) . . . . .               --                3,814,000
Actual shares issued in May 1994
(financing for Mediplex Merger) . . . . .        4,472,000                4,472,000
Actual shares issued in December 1994
(financing for Tender Offer)  . . . . . .        5,365,000                5,365,000
Pro forma shares issued in connection
with the Golden Care, Inc.
acquisition . . . . . . . . . . . . . . .        2,341,000                2,341,000
                                                ----------               ----------
     Pro forma applicable common shares .       40,951,000               46,093,000
                                                ----------               ----------
                                                ----------               ----------

                                                  Three Months Ended March 31, 1995
                                           ----------------------------------------------
                                             Weighted Average        Weighted Average
                                           Number of Shares for    Number of Shares for
                                           Primary Earnings Per    Fully Diluted Earnings
                                                  Share(a)             Per Share(a)(b)
                                           --------------------    ----------------------
Weighted average shares outstanding
at March 31, 1995 . . . . . . . . . . . .       39,536,000               44,521,000
Pro forma shares issued in connection
with the Golden Care, Inc. acquisition  .        2,341,000                2,341,000
                                                ----------               ----------
                                                41,877,000               46,862,000
                                                ----------               ----------
                                                ----------               ----------

----------
(a) The pro forma effect of common stock equivalents (consisting of Sun and Multiplex options) is dilutive.

(b) The pro forma effect of conversion of the 6% Convertible Debentures and 6 1/2% Convertible Debentures is dilutive.



                                      A-7